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
                                                                                                   Exhibit 4
                                                                    COMMON STOCK

                                 (Logo to Come)

F

                             FanZ ENTERPRISES, INC.                      CUSIP

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE        SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES that





is the owner of


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.1 PAR VALUE, OF

FanZ Enterprises, Inc. (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof or by the holder's duly authorized attorney or legal representative, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

     This certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and the Restated Certificate of Incorporation and the Bylaws of the Corporation, each as amended from time to time.

     IN WITNESS WHEREOF, The Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.


Dated:


       (SIGNATURE TO COME)      [SEAL]              (SIGNATURE TO COME)



        Frederick L. McDonald,II           J. Roe Hichcook
        President                          Chief Executive Officer and Treasures



Countersigned and Registered:

     AMERICAN STOCK TRANSFER & TRUST COMPANY
          (New York, New York)     Transfer Agent
                                    and Registrar

By
                                Authorized Officer

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                             FanZ ENTERPRISES, INC.

     The Corporation will furnish without charge to each stockholder upon written request a copy of the full statement of the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM  -  as tenants in common           UNIF GIFT MIN ACT --      Custodian
                                                            -----------------------------
TEN ENT  -  as tenants by the entireties                      (Cust)          (Minor)

JT TEN   -  as joint tenants with right                     under Uniform Gifts to Minors
            of survivorship and not as
            tenants in common                               Act
                                                                -------------------------
                                                                         (State)
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    Additional abbreviations may also be used though not in the above list.

     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

     For value received, ________________________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________

_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, __________________________

                                             __________________________________
Signature(s) Guaranteed:


____________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.